Exhibit 99.1

   ANALYST DAY PRESENTATION  June 15, 2015

 Disclaimer  This presentation has been prepared by Cable One, Inc. (Cable ONE). The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person.No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions or conclusions contained in this presentation. To the maximum extent permitted by law, none of Cable ONE, its directors, employees or agents, nor any other person, accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation.Certain historical information in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles (GAAP). Non-GAAP financial measures may be considered in addition to GAAP financial information, but should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in a way that is not comparable to similarly-titled measures reported by other companies.This presentation includes “forward-looking statements” that reflect Cable ONE’s current views and information currently available. This information is, where applicable, based on assumptions and analysis that Cable ONE believes, as of the date hereof, provide a reasonable basis for the data and other information contained herein. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry and our business and financial results. Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Cable ONE and its officers, employees, agents or associates. Actual results, performance or achievements may vary materially from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. Some of the factors that we believe could affect our results include the risks discussed in the “Risk factors” section in Cable ONE’s, Preliminary Information Statement, filed as exhibit 99.1 to Cable ONE’s Form 10 filed on February 27, 2015 with the Securities and Exchange Commission and amended on April 17, 2015, May 15, 2015, May 28, 2015 and June 4, 2015.We caution you that in light of the risks and uncertainties described in the “Risk factors” section, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur. There can be no assurance that the data and other information contained herein is reflective of future performance to any degree. Except as otherwise expressly provided, all information herein speaks only as of (1) the date hereof, in the case of information about Cable ONE, or (2) the date of such information, in the case of information from persons other than Cable ONE. Cable ONE undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding Cable ONE’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.The financial data in this presentation has been derived from audited financial statements for each of the three years in the period ended December 31, 2014, and as of December 31, 2014, and December 31, 2013, included in the Company's Form 10-12B filed with the U.S. Securities and Exchange Commission. The financial data from and as of prior and subsequent periods was derived from unaudited financial statements.    1

   Presenters    Thomas O. MightCEO – Cable ONE      Kevin CoyleCFO – Cable ONE        2

 Agenda► Transaction overview► Investment highlights► Financial overview► Appendix    3

 Summary of Cable ONE Spin-off    ► On November 13, 2014, Graham Holdings Company (“GHC”) announced plans for the complete legal and structural separation (the “Spin-off”) of Cable One, Inc. (“Cable ONE”) from GHC, which is scheduled to be completed on July 1st  The distribution will be 1 Cable ONE share per 1 GHC share or approximately 5.8mm basic shares outstandingThe Company will be listed on the NYSE under the ticker CABO  ► In connection with the Spin-off, Cable ONE has raised $550mm of debt► Proceeds from the debt raise will be used to pay a special dividend to GHC of $450mm along with$100mm to Cable ONE balance sheet► Cable ONE expects to initiate a regular quarterly cash dividend in the fourth quarter of 2015 at an initial annual rate of $6.00 per share    Rationale  ► Provides strategic clarity and flexibility► Tailors capital structure to align with individual business needs► Enhances ability to finance acquisitions and capital expenditures► More focused management with closely tied incentives to new Cable ONE shareholders► Enables investors to make independent investment decisions with regards to GHC and Cable ONE and enables Cable ONE to align with a more natural stockholder base      4    Overview

 Illustrative timeline      Key transaction milestone Federal holiday  June 2015  July 2015  Week of June 1st► June 3rd: Priced Senior unsecured notes► June 4th: Announced Record Date, Distribution Date and Share Distribution Ratio► June 5th: SEC declared Form 10 effective  Transaction timeline        Week of June 15th► June 11th: Start of when-issued trading► June 15th: Spin-off record date  Week of June 30th► June 30th: Term Loan A and Revolver expected to close► July 1st: Start of regular-way trading; Spin-off closing  S  M  T  W  T  F  S    1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  21  22  23  24  25  26  27  28  29  30          S  M  T  W  T  F  S        1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  21  22  23  24  25  26  27  28  29  30  31      5

 Agenda► Transaction overview► Investment highlights► Financial overview► Appendix    6

 Cable ONE at a glance  ► 10th largest cable company in the United States► Integrated provider of data, video & voice services in 19 Midwestern, Southern and Western states► Multi-year broadband speed and reliability investment project (increasing capacity by over 1,000%)► 75% of customers located in 5 states – MS, ID, OK, TX and AZ► Consistent track record of long-term financial and operating success► Differentiated operating philosophy  2014 revenue distribution  2014 financial profile ($mm)    Residential video 44%  Residential data 33%  Residential voice 8%  Business services 9%  Advertising Other  sales 4%  2%  ~37% margin  1 Adj. EBITDA defined as income from operations plus depreciation and amortization and certain non-recurring costs related to implementation of Cable ONE's billing system minus gains / (losses) on the disposition of fixed assets; Refer to page 31 in the Appendix            $815  $301  Revenue Adj. EBITDA¹    7

 We are a contrarian success story  ► Only “mid-size” MSO to remain independent (out of over 30) since the late 1980s► Conscious decision in the late 1990s to trade urban systems for rural systems► Higher customer satisfaction with significantly lower cost per PSU versus larger publicly-traded MSOs► Pattern of careful adoption of new technologies                                                                                                                  Subscribers (mm)11.9  11.9  5.4  4.9  4.2  1.3  1.3  1.3  1.3  1.2  1.2  1.2  1.1  1.0  1.0  0.9  0.9  0.8  0.8  0.7  0.7  0.6  0.6  0.6  0.6  0.5  0.5  TCI  AT&T  Adelphia  MediaOne  Continental  Insight  Century  Jones  Intermedia  Lenfest  Marcus  Times Mirror  Viacom  Falcon  Sammons  Prime  TCA  Crown Media  Providence  Landmark  Scripps  FrontierVision  Bresnan  Knight Ridder  KBLCOM  Fanch  Gannett  Select MSO owners who have exited the business since the mid 1980’s  Source: Company filings and websites    : 0.7mm      Large MSOs Mid-size MSOs      8

                   39%  30%  2005A  2010A  2015E  2018E                                        $6364%  55%  312315  36  7  12  $22  $35  2005A  2010A  2015E  2018E          Source: SNL Kagan1 Contribution margin defined as cable video ARPU less programming and retransmission costs; Margin does not include operating costs            À la carte                Avg. cable operator video contribution margin1  27OTT Distribution20  $52  Non-sports Sports  Linear video model in decline  Rising industry content costs ($bn) Declining video contribution1  New distribution models  Cable ONE has been planning for the video paradigm shift since 2012  SVOD              9

 Key Cable ONE strategy drivers since 2012  The video subscription model is broken and cannot be fixed    Trends point to an HSD-centric residential model    The demise of the video-centric cable model is OK    Business Services will help drive future revenue/profit growth    Margins should expand as revenue mix shifts away from video      10

 Key investment highlights      Differentiated, highly effective strategy    Attractive markets with favorable competition          Culture of cost leadership    Attractive capital allocation strategy        3 Focus on maximizing free cash flow  Residential Internet leadership in our markets  Significant HSD and commercial opportunity  1  2    4    5    6    7        8 Experienced management team and Board    11

 Differentiated, highly effective strategy    1  Focus on larger, non-urban markets► Attractive cost structure► Favorable competitive dynamic    Long-term free cash flow based business model► Actively addressing linear video disruption and land-line phone decline► Seek to maximize overall free cash flow…not triple-play or video subscribers    Clear pivot to new free cash flow leaders► Residential HSD – High margin, low competition, steady growth► Business Services – High margin, low competition, rapid growth    Metric-driven marketing and operations► Detailed Lifetime Value (LTV) model allocates marketing, sales and support resources► Sophisticated operations strategy reduces unnecessary customer contacts and headcount      12

 Attractive footprint with favorable competitive dynamics    2    112K  138K  82K  203K  Top 5 stateOther Cable ONE state  Source: Company estimates as of March 31, 2015    Gulf Coast, MS~129k      Idaho Falls-Pocatello, ID~68k    Prescott, AZ~69k    ► Regionally diversified with less competition in rural markets► < 1% of customers have access to fiber-to-the-home from competitors (no FiOS competition)► Two largest markets, Treasure Valley (Idaho) and Gulf Coast (Mississippi), represent over 25% of PSUsTop 5 markets(by PSUs)  272K  Treasure Valley, ID~151k  Fargo, ND~61k    13

 Focus on maximizing free cash flow    3  ► Rigorous analytics to determine lifetime value of customers implemented in 2012► Target customers who generate highest free cash flow versus increasing customer count► Focus on QUALITY not quantity of customers                              2010 2014 2010 2014Source: Company filings  Video HSD  Residential Adj. EBITDA1 ($mm)              1 Adj. EBITDA defined as income from operations plus depreciation and amortization and certain non-recurring costs related to implementation of Cable ONE's billing system minus gains / (losses) on the disposition of fixed assets; Refer to page 31 in the Appendix2 Triple play defined as HSD + Video + Phone  Residential PSUs (000s)            642  436  2010 2014      Video      2010 2014      HSD              Share of residential monthly connects          58%  10%7%  21%  0%2011 2012 2013 2014  10%  20%  30%  40%  50%  70%          Triple play 2              HSD only Video only Video+HSDImplementation of LTV strategy        450      406          14  60%

Limited free cash flow in video

Cable ONE thesis on video

- The benefits of economies of scale in the cable industry are overstated because there are limited fixed costs
- Focusing on product cash flows and not contributions clarifies the true value of the product
- ***There is little operating cash flow…and no free cash flow***

Average cable industry residential OCF by segment[1]



Q1'14
Q1'15
17%
13%
26%
21%
60%
61%
Video
Phone
HSD

Illustrative cable industry video cost accounting[2]

	Cable Operator Average
Video Average Revenue Per Unit	$81.03
Less: programming & retrans cost[3]	(45.86)
Contribution per video sub[3]	**$35.17**
% contribution margin[3]	*43%*
Less: indirect cost per PSU	(24.55)
OCF per video sub	**$10.61**
% OCF margin	*13%*
Less: capex per PSU	(11.58)
FCF per video sub	**($0.96)**
% FCF margin	*(1%)*

Source: Company filings, SNL Kagan

[1] Based on SNL Kagan industry data as of May 2015 for Charter, Comcast and Time Warner Cable, data is pro forma

[2] Based on SNL Kagan industry data for cable operators for 1Q 2015

[3] Based on SNL Kagan industry data for cable operators for 2014

CABLE ONE | 15

 Redeploying harvested cash flow in higher growth areas  2012 – 2014 growth  Revenue    1%    3  ► Actively managing business away from less profitable video-only subscribers and PSUs► Shift towards higher-value LTV customers driving expense reduction and margin expansion► Long-term core focus on growing Residential HSD and Business Services  HSD PSUs¹    6%  Adj.EBITDA²    7%    (24%)  Video PSUs¹        (50%)  Bad debt      Commercial PSUs    38%      ¹ Residential and commercial² Adj. EBITDA defined as income from operations plus depreciation and amortization and certain non-recurring costs related to implementation of Cable ONE's billing system minus gains /    (2%)  (losses) on the disposition of fixed assets; Refer to page 31 in the Appendix  Opex    16

 Residential Internet leadership in our markets  ► Began transitioning to Internet-centric business in 2012► Industry and market leader in speedIntroduced industry leading standard 50 Mbps speed in 2011Planned to complete upgrade to standard 100 Mbps speed by January 2016► Offer premium product at premium price point  HSD renewal intentions (4th quarter averages)  Residential HSD ARPU              85%83%  88%  92%  80%  90%  95%  Q4 2012  Q4 2013  Q4 2014                      $48  $48  $50  $46  $48  $50  2012A8%$45  2013A1%$47  2014A3%$50  Source: Company filings, Significance Inc. (a market research firm for Fortune 500 companies)1 Peer mean includes Comcast and Time Warner Cable  Growth: Peer mean1:    4    17

 Superior network technology        100 Mbps  1 Gbps  Today  Future      Demand vs. capacity Max offered speeds                              0%  20%  60040%400  60%  80%  0  200  800  1,000  Jan-2013  Jan-2014  Jan-2015      Total Peak demand Total capacity Peak utilization        Gbps  Capacity  ► State-of-the-art hybrid fiber-coaxial (HFC) platform► Fiber-to-the-node offering with ample unused capacity► Multi-year investment project to enhance broadband speed and reliability► Today600% increase in system capacity by moving from 4-channel to 24-channel bondingChannel bonding plus near doubling of service areas nets >1,000% increase in system capacity► TomorrowUnique MPEG4 All-Digital conversion frees up nearly 100 video channels for HSDDOCSIS 3.1 offers cost effective evolution to 1 Gbps and beyond    4    18

5 Attractive Cable ONE HSD value proposition

Internet service customer satisfaction[1]

2013 Ranking	2014 Ranking	2015 Ranking
Bright House	Bright House	Suddenlink
Cox	Suddenlink	Bright House
CABLE ONE	CABLE ONE	CABLE ONE
Suddenlink	Cox	Cox
ATT U-verse	ATT U-verse	ATT U-verse
Cablevision	Cablevision	Cablevision
Time Warner	Charter	Charter
CenturyLink DSL	CenturyLink DSL	CenturyLink DSL
Comcast	Time Warner	Time Warner
Charter	Comcast	Comcast
ATT DSL	ATT DSL	ATT DSL
Mediacom	Mediacom	Mediacom

= Direct competitor

Recognized as #1 in HSD value[2]



$1.86 / Mbps
Charter
$1.88 / Mbps
$2.26 / Mbps
$2.36 / Mbps
COMCAST
$2.40 / Mbps
$2.43 / Mbps
$2.44 / Mbps
Mediacom
$8.92 / Mbps
suddenlink
$14.23 / Mbps
$15.67 / Mbps

Significantly higher speed than DSL



33 Mbps
20 Mbps
15 Mbps
10 Mbps
at&t U-verse
CenturyLink
at&t DSL

Source: Consumer Reports, Ookla, The Wall Street Journal
[1] Select list of MSOs shown per Consumer Reports
[2] Ookla March 2015

CABLE ONE | 19

 ► Significant market opportunity20-30% penetration among ~175k opportunitiesSubstantial room for growth relative to peers► Customer demand and compelling valueProducts of interest at competitive pricesTargets underserved SMB & enterprise markets  Expanding commercial opportunity    HSD Video PhoneSource: Company filings  1 $4.8mm of commercial revenue (fiber revenue) in Form 10 is classified as Other Income  5  Commercial sales as % of total revenue  2014 Cable ONE revenue contribution ($mm)  Commercial customers & market penetration                            4%  7%  9%  5%  9%  2010  2012  2014          Peer median²11%                                52  62  72            Customers (000s)Market penetration 18%  22%  24%  2012 2013 2014            36  2 Commercial sales as a percent of total cable revenue; Information available for publicly traded companies only; Peers include Cablevision, Charter, Comcast, Mediacom and Time Warner Cable  20  14  81  $77  Enterprise Fiber  Total  1    20

                   1,968  850  1,549  666  Customer contact headcount  2010 2014Truck rolls (000s)  Customer productivity growth    Bad debt percent of revenue growth        1.3%  0.5%  2010 2014            2010 2014  Source: Company filings, SNL Kagan  1 For peer set only: Total cost defined as operating expenses plus capex. Operating expense defined as revenue less EBITDA2 Total cost defined as operating expenses plus capex. Operating expense defined as revenue less operating cash flow                            $55  $53  $51  $50  Peer median: $51$46 $46  Culture of cost leadership    6  Total cost1 per PSU (average 2010 – 2014)                ► Industry leading cost structure  ► Focus on customer contact productivity  ► Standard programming across markets  ► Align resources to most profitable opportunity  ► Prudent adoption of new technology    2    21

 ► Do not anticipate major bolt-on cable system acquisitions in near-term  ► Will seek opportunities that fit well with focus on Residential HSD Services and Business Services  Attractive capital allocation strategy    Capital structure  ► Optimal sustained target leverage of 3.0x trailing EBITDA, plus or minus a half turn  ► Comfortable periodically adding an additional 1.0x of leverage for strategic value creation► Balanced approach to increase initial leverage from 1.8x towards target  ► Strong liquidity position of $300mm at closing (comprised of $100mm cash & $200mm in R/C capacity)    Dividend  ► Expects to receive authorization for stock buyback program following the spin-off  ► Intends to use authorization to repurchase stock opportunistically    M&A  ► Intends to pay a quarterly dividend initially of $1.50 per share beginning in the fourth quarter of 2015    Buyback          7    22

8

Experienced management team and Board

Management team



Thomas O. Might
Chief Executive Officer and Director
- CEO of Cable ONE since 1994
- 22 years of broad cable industry experience



Julie M. Laulis
President and Chief Operating Officer
- COO of Cable ONE since 2008; President since 2015
- 32 years of broad cable industry experience



Michael E. Bowker
SVP, Chief Sales and Marketing Officer
- SVP of Cable ONE since 2014
- 16 years of cable sales and marketing leadership



Kevin P. Coyle
SVP, Chief Financial Officer
- Recently hired as CFO to support public spin-off
- 29 years of cable industry, M&A and start up experience



Stephen A. Fox
SVP, Chief Technology Officer
- CTO since 2008
- 27 years of cable technology experience



Alan H. Silverman
SVP, General Counsel, Director of Administration and Secretary
- Executive with Cable ONE since 1986
- Over 30 years of experience

Board of directors

Naomi M. Bergman
Director
- President of Bright House Networks since 2007
- Serves on the FCC Technical Advisory Committee

Brad D. Brian
Director
- Trial lawyer at Munger, Tolles & Olson LLP
- Represented numerous *Fortune 500* corporations

Thomas S. Gayner
Director
- President & CIO of Markel Corporation since May 2010
- Serves on Graham Holdings and Colfax Corp Boards

Alan G. Spoon
Director
- CEO of The Washington Post Company from 1993– 2000
- Serves on Danaher Corp and IAC Boards

Wallace R. Weitz
Director
- Founded Weitz Investment Management, Inc. in 1983
- Served as a Trustee of the Weitz Funds since 1986

Katharine B. Weymouth
Director
- CEO of Washington Post Media from 2008 – 2014
- Serves on Graham Holdings Board

CABLE ONE | 23

 Agenda► Transaction overview► Investment highlights► Financial overview► Appendix    24

 Key financial highlights  Stable overall revenue with expanding margins    Culture of cost leadership    Lifetime value strategy drives profitable growth    Strong and efficient balance sheet    Balanced capital allocation      25

 Financial and operating strategy  Prioritize product portfolio based on free cash flow potential  ► Confront the technological disruption, programmer overreach and generational change► Respond wisely and timely to these changes► Employ multiple strategic analytic frameworks, such as Porters Five Forces, to maximize profitability  Transition from video-centric model to residential HSD & Business Services-centric model► High margins and good prospects for continued growth► Non-video EBITDA share has expanded  Continue to stabilize and harvest residential video EBITDA► Use LTV to proactively trade off quality over quantity► Full programming cost pass through / raise video ARPU to avoid FCF cannibalization► Manage video costs by selectively culling programming          26

Steady, consistent financial performance

Revenue ($mm)



$779
$779
$805
$826
$815
$809
2010
2011
2012
2013
2014
LTM 3/31/15

Adj. EBITDA[1] ($mm)



Margin
~140 bps margin expansion from 2013
36%
35%
35%
36%
37%
37%
$283
$276
$281
$294
$301
$302
2010
2011
2012
2013
2014
LTM 3/31/15

Capex ($mm)



% of revenue 2
Capex cycle materially over by 2015
14%
17%
19%
17%
22%
21%
$109
$131
$157
$142
$177
$168
2010
2011
2012
2013
2014
LTM 3/31/15

Adj. EBITDA[1] – capex ($mm)



Conversion rate 3
Average: 49%
61%
52%
44%
52%
41%
44%
$174
$144
$124
$152
$124
$134
2010
2011
2012
2013
2014
LTM 3/31/15

[1] Adj. EBITDA defined as income from operations plus depreciation and amortization and certain non-recurring costs related to implementation of Cable ONE's billing system minus gains / (losses) on the disposition of fixed assets; Refer to page 31 in the Appendix

[2] Capex as a percentage of revenue

[3] Conversion rate defined as Adj. EBITDA less capex as a percentage of Adj. EBITDA

CABLE ONE | 27

                                                                                                                                                                                                                                                         2010A 2011A 2012A 2013A 2014A 2010A 2011A 2012A 2013A 2014A1 SNL Kagan2 Adj. EBITDA defined as income from operations plus depreciation and amortization and certain non-recurring costs related to implementation of Cable ONE's billing system minus gains / (losses) on the disposition of fixed assets; Refer to page 31 in the Appendix3 Costs are not allocated to Advertising sales  Performance by product  ► Expectation of eroding margins and continued subscriber losses impact the long-term viability of the video business► HSD market expected to grow at 5% revenue CAGR (2014E – 2018E)1► Business service market expected to grow at 13% revenue CAGR (2014E – 2018E)1  Industry forecast (based on SNL Kagan)  Product revenue as a % of total revenue ($mm) Product Adj. EBITDA as a % of Adj. EBITDA2 ($mm)  (4%)  26%7%  CAGR ’10A-14A  $779  $779  $805  $826  $815                                              $283  $278  $281  $294  $301  Res HSD  Business svcs  Res video  Res HSD  Business svcs  Res video  Res phone  Ad sales  Other  Res phone  Ad sales 3  Other    28

 Attractive capital structure  1 Based on LTM 3/31/15 Adj. EBITDA of $302mm; Adj. EBITDA defined as income from operations plus depreciation and amortization and certain non-recurring costs related to implementation of Cable ONE's billing system minus gains / (losses) on the disposition of fixed assets; Refer to page 31 in the Appendix  Maturity stack ($mm)          Revolving credit facility due 2020 Term loan facility due 2020 Unsecured senior notes due 2022$450$300200100  2015  2016  2017  2018  2019  2020  2021  2022          Debt by tranche ($mm)            Amount  Pricing  Maturity  LTM Leverage1  Cash  $100        Revolving credit facility ($200mm)   0  L + 150 bps  Jun-2020    Senior secured term loan A  100  L + 150 bps  Jun-2020  0.3x  Senior unsecured notes  450  5.75%  Jun-2022  1.5x  Total debt  $550      1.8x  Net debt  $450      1.5x    29  LTM1 LeverageLiquidity (Cash + available R/C) Weighted average life Weighted average cost of debt  1.8x$300mm6.6 years 5.0%

 Agenda► Transaction overview► Investment highlights► Financial overview► Appendix    30

Reconciliation of income from operations to operating cash flow and Adj. EBITDA

($mm)

	2010	2011	2012	2013	2014	1Q15	LTM 1Q15
Revenue	**$779**	**$779**	**$805**	**$826**	**$815**	**$203**	**$809**
Less: Costs and expenses	496	501	528	536	517	131	512
Less: Depreciation and amortization	125	127	127	126	134	36	137
Income from Operations	**$158**	**$151**	**$151**	**$164**	**$164**	**$36**	**$160**
Plus: Depreciation and amortization	125	127	127	126	134	36	137
Operating cash flow [1]	**$283**	**$278**	**$277**	**$290**	**$298**	**$72**	**$297**
Less: Gains/(losses) on disposals of assets	0	2	(4)	(4)	(1)	(0)	(1)
Plus: System implementation costs	0	0	0	0	2	2	4
Adj. EBITDA [2]	**$283**	**$276**	**$281**	**$294**	**$301**	**$75**	**$302**

[1] Operating cash flow is a non-GAAP financial measure and means income from operations plus depreciation and amortization. We focus on operating cash flow because it allows us to assess operational performance on a basis unaffected by our capital investment activities. The reconciliation table reconciles operating cash flow to income from operations, the most directly comparable GAAP measure

[2] Adj. EBITDA is a non-GAAP metric defined as income from operations plus depreciation and amortization and certain non-recurring costs related to implementation of Cable ONE's billing system minus gains / (losses) on the disposition of fixed assets; We focus on Adj. EBITDA because we believe it is the measure that allows us to assess operational performance on a basis unaffected by our capital investment activities and one-time costs associated with discreet asset sales and systems implementations. The reconciliation table reconciles Adj. EBITDA to income from operations, the most directly comparable GAAP measure

CABLE ONE | 31

431  439  450  457  2012  2013  2014  1Q 2015                                                                                                                      HSD Video Phone  $47.67  $48.35  $49.82  $50.77  2012  2013  2014 1Q 2015  HSD Video Phone  Historical residential performance by product  Residential ARPUs  Residential PSUs (000s)  $52.27  $58.12  $62.58  $69.54  2012  2013  2014 1Q 2015  $39.77  $38.77  $36.46  $37.88  2012  2013  2014 1Q 2015  581  525  436  407  2012  2013  2014  1Q 2015  168  154  131  125  2012  2013  2014  1Q 2015                                                                                                                                                                                                                                            32